UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2004

VIRAGE LOGIC CORPORATION

(Exact name of registrant as specified in its charter)

000-31089
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	77-0416232 (I.R.S. Employer Identification No.)

47100 Bayside Parkway
Fremont, California 94538
(Address of principal executive offices, with zip code)

(510) 360-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
SIGNATURES

Item 8.01 Other Events.

     In light of its performance during the fourth quarter of fiscal 2004, Virage Logic Corporation (the “Company”) awarded special cash bonuses to employees, of which approximately $61,000 was paid to executive officers of the Company. These bonuses are in addition to approximately $43,000 paid to executive officers in respect to prior quarters of fiscal 2004 under the Company’s Fiscal Year 2004 Variable Incentive Pay Plan.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRAGE LOGIC CORPORATION
Date: November 3, 2004	By:	/s/ Michael E. Seifert
Michael E. Seifert
Vice President, Finance and Chief Financial Officer